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                                                                 Exhibit 10.1(c)



                       SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS  SECOND   AMENDMENT  TO  CREDIT  AGREEMENT   (herein  called  the
  "Amendment") made as of the 7th day of February, 1996, by and among HECLA MINING COMPANY, a Delaware corporation (herein called "Borrower"), Colorado Aggregate Company of New Mexico, Inc., a New Mexico corporation, Kentucky-Tennessee Clay Company, a Delaware corporation, K-T Feldspar Corporation, a North Carolina corporation, Mountain West Products, Inc., an Idaho corporation, Equinox Resources Inc., a Nevada corporation, and NATIONSBANK OF TEXAS, N.A., a national banking association (in its capacity as Agent under the Original Agreement, herein called "Agent"), and Lenders named in the Original Agreement referred to below ("Lenders"),

                                    WITNESSETH:

          WHEREAS, Borrower, Colorado Aggregate Company of New Mexico, Kentucky-Tennessee Clay Company, K-T Feldspar Corporation, Mountain West Products, Inc., Agent and Lenders have entered into that certain Credit Agreement dated as of August 30, 1994, as amended by a First Amendment to Credit Agreement dated as of October 1, 1995 (the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

          WHEREAS, Borrower, Colorado Aggregate Company of New Mexico, Kentucky-Tennessee Clay Company, K-T Feldspar Corporation, Mountain West Products, Inc., Equinox Resources Inc., Agent and Lenders desire to amend the Original Agreement to provide for the purposes and consideration set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:





















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                                    ARTICLE I.

                            DEFINITIONS AND REFERENCES

          Section 1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

          Section  1.2.  OTHER DEFINED  TERMS.    Unless the  context  otherwise
  requires, the following terms when used m this Amendment shall have the meanings assigned to them in this Section 1.2.

               "Amendment" shall mean this Second Amendment to Credit Agreement.

               "Amendment  Documents"  shall   mean  this  Amendment,  Guarantor
          Security Agreements, Borrower Security Agreement, and the Borrower Stock Pledge.

               "Borrower Security Agreement" shall mean the Security Agreement of Borrower in favor of Agent dated as of even date herewith substantially in the form of Exhibit A attached hereto.

               "Borrower Stock Pledge" shall mean the Stock Pledge of Borrower in favor of Agent dated as of even date herewith substantially in the form of Exhibit B attached hereto.

               "Credit Agreement" shall mean the Original Agreement as amended hereby.

               "Guarantor  Security   Agreements"  shall  mean   collectively  a
          Security Agreement of each Subsidiary Guarantor in favor of Agent dated as of even date herewith substantially in the form of Exhibit C attached hereto.





















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
                                    ARTICLE II.

                         AMENDMENTS TO ORIGINAL AGREEMENT

          Section 2. 1. DEFINED TERMS. (a) The definition of "Base Rate" in
  Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

               "'BASE RATE' means, on each day the Prime Rate in effect on such day, plus the Applicable Percentage for such day. For purposes of the definition of Base Rate, the term "Applicable Percentage" shall be based on the Loan Balance in effect on such day and calculated pursuant to the following table:


   LOAN BALANCE                                  APPLICABLE PERCENTAGE
   ------------                                  ---------------------

   less than or equal to twenty-five percent     one-quarter of one percent
   (25 %) of the Maximum Loan Amount             (0.25%) per annum

   less than or equal to fifty percent (50%)     three-eighths of one percent
   but greater than twenty-five percent (25 %)   (0.375%) per annum
   of the Maximum Loan Amount

   less than or equal to seventy-five percent    one-half of one percent (0.50%)
   (75%) but greater than fifty percent (50%)    per annum
   of the Maximum Loan Amount

   greater than seventy-five percent of the      three-quarters of one percent
   Maximum Loan Amount (75 %)                    (0.75%) per annum



       If the Prime Rate or the Loan Balance changes after the date hereof, the Base Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective time of each change in the Prime Rate or the Loan Balance. The Base Rate shall in no event, however, exceed the Highest Lawful Rate."

       (b) The definition of "Cash Earnings" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

            "'CASH EARNINGS' means as of the end of any Fiscal Quarter, Borrower's Consolidated net income for such Fiscal Quarter, minus nonrecurring gains and plus nonrecurring losses for such Fiscal Quarter, plus other non cash charges taken into account in determining such net income, minus any cash dividend that has been declared, has accrued or has been paid on common or preferred stock during such Fiscal Quarter (but in no event shall any such dividend be included more than once for purposes of this definition)."





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       (c) The  definition of "EBITDA" in Section  1.1 of the Original Agreement
  is hereby amended in its entirety to read as follows:

            "'EBITDA' means as of the end of any Fiscal Quarter, Borrower's Consolidated net income for the four consecutive Fiscal Quarters then ended plus interest, taxes, depreciation and amortization, nonrecurring losses and reclamation charges, to the extent the foregoing have been deducted in determining such net income, minus nonrecurring gains to the extent such gains have been included in determining such net income."

       (d) The definition of "Spread" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

            "'SPREAD' means, on each day, the applicable percentage rate based on the Loan Balance in effect on such day and calculated pursuant to the following table:

   LOAN BALANCE                                   APPLICABLE PERCENTAGE
   ------------                                   ---------------------

   less than or equal to twenty-five percent      one and seventeen and one-
   (25 %) of the Maximum Loan Amount              half one-hundredths of one
                                                  percent (1.175%) per annum

   less than or equal to fifty percent (50%)      one and thirty-seven and one-
   but greater than twenty-five percent (25 %)    half one-hundredths of one
   of the Maximum Loan Amount                     percent (1.375%) per annum

   less than or equal to seventy-five percent     one and fifty-seven and one-
   (75%) but greater than fifty percent (50%)     half one-hundredths of one
   of the Maximum Loan Amount                     percent (1.575%) per annum

   greater than seventy-five percent of the       one and seventy-seven and one-
   Maximum Loan Amount (75 %)                     half one-hundredths of one
                                                  percent (1.775%) per annum



       (e) The definition of "Subsidiary Guarantor" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

            "'SUBSIDIARY GUARANTOR' means each of Colorado Aggregate Company of New Mexico, Kentucky-Tennessee Clay Company, K-T Feldspar Corporation, Mountain West Products, Inc., Equinox Resources Inc., and any other Subsidiary who has guaranteed some or all of the Obligations pursuant to
       Article VIA."









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       (f) The following definition of  "Security Documents" is hereby  added to
  Section 1.1 of the Original Agreement immediately following the definition of "Reserve Percentage":

            "'SECURITY DOCUMENTS' means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements and instruments now, heretofore, or hereafter delivered by Borrower or any Subsidiary Guarantor to Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of Borrower's or any Subsidiary Guarantor's other duties and obligations under the Loan Documents."

       (g) The  following definition of  "Security Schedule" is  hereby added to
  Section 1.1 of the Original Agreement immediately following the definition of "Security Documents":

            "'SECURITY SCHEDULE' means Schedule 3 attached hereto."

       Section 2.2. MANDATORY  PREPAYMENTS; DETERMINATION OF TOTAL DEBT  TO CASH
  EARNINGS RATIO.   Subsection (a) of Section  2.8 of the Original  Agreement is
  hereby amended to its entirety to read as follows:

            (a)(i) During the Commitment Period:

                 (A)  if the Total Debt to  Cash Earnings Ratio exceeds  3.75 to
            1.0 as of the end of any Fiscal Quarter during the period beginning on January 1, 1996 and ending on or prior to December 31, 1996;

                 (B)  if the  Total Debt to  Cash Earnings Ratio  exceeds 3.5 to
            1.0 as of the end of any Fiscal Quarter during the period beginning on January 1, 1997 and ending on or prior to December 31, 1997; or

                 (C)  if the Total  Debt to Cash  Earnings Ratio  exceeds 3.0 to
            1.0 as of the end of any Fiscal Quarter ending after January 1, 1998;

                 Then, Borrower shall make a  prepayment of the Loan  Balance to
            Agent for distribution to Lenders in the amount necessary to cause the Total Debt to Cash Earnings Ratio to be equal to or less than the Total Debt to Cash Earnings Ratio permitted for such period under this Section 2.8 (in this section called the "Required
            Prepayment Amount"), all in accordance with the following provisions of this Section 2.8.

            (ii) After the Commitment Period expires, if the Total Debt to Cash Earnings Ratio exceeds 3.0 to 1.0 as of the end of any Fiscal Quarter, then Borrower shall make a prepayment





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       of the Loan  Balance to Agent for  distribution to Lenders in  the amount necessary to cause the Total Debt to Cash Earnings Ratio to be equal to or less than the Total Debt to Cash Earnings Ratio permitted for such period under this Section 2.8 (in this section called the "Required Prepayment Amount"), all in accordance with the following provisions of this Section 2.8.

       Before the end of the second calendar month immediately following such Fiscal Quarter, Borrower shall give written notice to Agent electing to pay the Required Prepayment Amount to Agent for distribution to Lenders either (i) on the last day of the next calendar month or (ii) in six (6) equal consecutive monthly installments due on the last day of each of the next six calendar months beginning with the month following the month in which such election is made. (For example, if the Total Debt to Cash Earnings Ratio as of the end of the Fiscal Quarter ended September 30, 1996 were to exceed 3.75 to 1.0, Borrower would be required to elect by November 30, 1996 whether to pay the full Required Prepayment Amount on December 31, 1996 or to pay the Required Prepayment Amount in six equal consecutive monthly installments beginning on December 31, 1996.) If such installment payments are elected, Borrower shall pay each such installment when due. Each such prepayment made after the end of the Commitment Period shall be applied to the regular installments of principal due under the Notes in the inverse order of their maturities. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid, together with any other amounts then due and payable under Section 2.13. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment."

























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       Section 2.3. FACILITY FEES; LETTER OF CREDIT FEES.  Section 2.5 of the
  Original Agreement is hereby amended in its entirety to read as follows:

       "Section 2.5 FACILITY FEES: LETTER OF CREDIT FEES.

            (a) In consideration of each Lender's commitment to make Advances, Borrower will pay to Agent for the account of Lenders a nonrefundable quarterly facility fee for each Fiscal Quarter. The fee for each Fiscal Quarter shall be equal to the product of (i) the Applicable Percentage (based on the average daily loan balance for such Fiscal Quarter) multiplied by (ii) the number of days in such Fiscal Quarter divided by 360 multiplied by (iii) the Maximum Loan Amount, and shall be due and payable in arrears on the tenth day after the end of such Fiscal Quarter. For each Fiscal Quarter, the "Applicable Percentage" shall be determined according to the following table:

   AVERAGE DAILY LOAN BALANCE                     APPLICABLE PERCENTAGE
   --------------------------                     ---------------------

   less than or equal to twenty-five percent      thirty-two and one-half one-
   (25 %) of the Maximum Loan Amount              hundredths of one percent
                                                  (0.325%) per annum

   less than or equal to fifty percent (50%)      thirty-seven and one-half
   but greater than twenty-five percent (25 %)    one-hundredths of one percent
   of the Maximum Loan Amount                     percent (0.375%) per annum

   less than or equal to seventy-five percent     forty-two and one-half one-
   (75%) but greater than fifty percent (50%)     hundredths of one percent
   of the Maximum Loan Amount                     (0.425%) per annum

   greater than seventy-five percent of the       forty-seven and one-half one-
   Maximum Loan Amount (75 %)                     hundredths of one percent
                                                  (0.475%) per annum



       The portion of the annual facility fee paid in advance on August 30, 1995 and allocable to the period after February 7, 1996, $104,890, shall be credited to the facility fee due under this Section 2.5.

            (b) In consideration of the issuance of each Letter of Credit by Issuing Bank, Borrower agrees to pay:

                 (i) an issuance fee for each Letter of Credit in the amount calculated by applying one-eighth of one percent (0. 125 %) per annum of the face amount of such Letter of Credit for the tenn thereof, payable to Issuing Bank for its own account at the time of issuance of such Letter of Credit;

                 (ii) a letter of  credit fee equal  to the  greater of (A)  the amount calculated by applying the Spread to the face amount of such Letter of Credit for the term thereof


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            or (B) $500,  in each case  payable to Issuing  Bank at the time  of issuance of such Letter of Credit for the account of Lenders in accordance with their Percentage Shares.

       Section 2.4. PAYMENTS TO LENDERS. Section 2.9 of the Original Agreement is hereby amended in its entirety to read as follows:

            "Section 2.9 PAYMENTS TO LENDERS. Borrower will make each payment which it owes under the Loan Documents to Agent for the account of the Under to whom such payment is owed. Each such payment must be received by Agent not later a= I 1: 00 a.m., Dallas, Texas time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds. Any payment received by Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment (other than a payment of interest on a Fixed Rate Portion which is addressed in the definition of "LIBOR Interest Period") become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Agent's Note. When Agent collects or receives money on account of the Obligations, Agent shall distribute all money so collected or received, and Lenders shall apply all such money they receive from Agent, as follows:

                 (a) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Agent under Section 5. 1 (i) or 0) and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Lenders shall otherwise agree);

                 (b) then for  the prepayment of  amounts owing  under the  Loan
            Documents (other than principal on the Notes) if so specified by Borrower;

                 (c) then for the prepayment of principal on the Notes, together with accrued and unpaid interest on the principal so prepaid;

                 (d)  then   for  the  payment  or   prepayment  of   any  other
            Obligations; and

                 (e) last, for the pro rata payment of any obligations of Borrower to Lenders relating to any hedging arrangements or other indebtedness secured by the Security Documents.





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  All payments applied to  principal or  interest on any  Note shall be  applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance
  with  Section  2.7.  All  distributions   of  amounts  described  in   any  of
  subsections (b), (c), (d) or (e) above shall be made by Agent pro rata to Agent and each Lender then owed Obligations described in such subsection in proportion to all amounts owed to Agent and all Lenders which are described in such subsection.

       Section 2.5. FIXED CHARGE COVERAGE RATIO. Subsection (1) of Section 5.2 of the Original Agreement is hereby amended in its entirety to read as follows:

            "(1)  FIXED CHARGE  COVERAGE  RATIO.   The  ratio of  (1) Borrower's
       Consolidated  EBITDA  as  of  the  end  of  each  Fiscal  Quarter  to (2)
       Borrower's Consolidated Fixed Charges as of the end of such Fiscal Quarter will never be less than (A) 1.2 to 1.0 at any time after the date hereof and (B) 1.5 to 1.0 at any time after June 30, 1997."

       Section  2.6. TANGIBLE  NET WORTH.   A  new  subsection (m)  is added  to
  Section 5.2 of the Original Agreement to read as follows:

            "(m) TANGIBLE NET WORTH. Borrower's Consolidated Tangible Net Worth as of the end of any Fiscal Quarter ending after December 31, 1995 will not be less than the sum of (A) $150,000,000, plus (B) 50% of Borrower's Consolidated net income earned during the period from January 1, 1996 to the end of such Fiscal Quarter, plus (C) 100% of the net proceeds from the issuance of equity securities of Borrower during the period from January 1, 1996 to the end of such Fiscal Quarter. As used in this subsection the term "Borrower's Consolidated Tangible Net Worth" means the remainder of (i) all Consolidated Assets of Borrower, other than intangible assets (including without limitation as intangible assets such assets as patents, copyrights, licenses, franchises, goodwill, trade names, trade secrets and leases other than oil, gas or mineral leases or leases required to be capitalized under GAAP), minus
       (ii) Borrower's Consolidated Debt. As used in this subsection the term "Borrower's Consolidated Debt" means all Consolidated liabilities and similar balance sheet items of Borrower, together with all Funded Debt of any Related Person."

       Section  2.7.  LIMITATION   ON  SALES  OF  PROPERTY.    Clause  (iii)  of
  subsection (d) of Section 5.2 of the Original Agreement is hereby amended in its entirety to read as follows:

            "(iii) properties or assets, or interests therein, the value of which does not exceed in the aggregate ten million dollars ($10,000,000) during any Fiscal Year; provided that immediately upon any such sale the Total Debt to Cash Earnings Ratio shall be recalculated excluding the Cash Earnings attributable to the properties and assets so sold (excluding any gain or including any losses attributable to such sale)."






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       Section 2.8.  NEW SUBSIDIARY GUARANTOR.   Equinox  Resources Inc.  hereby
  agrees to become a "Subsidiary Guarantor" under the Credit Agreement and agrees to be bound by all terms and conditions set forth in Article VIA of the Credit Agreement and all other provisions of the Credit Agreement applicable to Subsidiary Guarantors as if it were an original signatory to the Credit Agreement.

       Section 2.9. SECURITY SCHEDULE. A new Schedule 5 is hereby added to the Original Agreement to read as set forth in Schedule 5 attached hereto.

                                   ARTICLE III.

                            CONDITIONS OF EFFECTIVENESS

       Section 3.1.  EFFECTIVE DATE.   This Amendment shall  become effective as
  of the date first above written when, and only when:

       (a) Agent shall have received each of the Amendment Documents duly executed and delivered by Borrower, each Subsidiary Guarantor and each Lender;

       (b) Agent shall have received an amendment fee of $16,500 payable to Agent for the account of Lenders in accordance with their Percentage Shares; and

       (c) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

            (i) certificates of duly authorized officers of Borrower and each Subsidiary Guarantor to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

            (ii) certificates of the Secretaries or Assistant Secretaries of Borrower and each Subsidiary Guarantor dated the date of the Amendment Documents certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such corporation authorizing the execution, delivery and performance of the Amendment Documents and certifying the names and true signatures of the officers of such corporation authorized to sign the Amendment Documents;

            (iii) an opinion of Borrower's General Counsel in form and substance satisfactory to Agent; and

            (iv)   such supporting documents as Agent may reasonably request.







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
                                    ARTICLE IV.

                          REPRESENTATIONS AND WARRANTIES

       Section 4.l. REPRESENTATIONS  AND WARRANTIES OF  BORROWER.   In order  to
  induce each Lender to enter into the Amendment Documents, each of Borrower and the Subsidiary Guarantors represents and warrants to each Lender that:

  (a) The representations and warranties contained in Section 4.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

       (b) Each of Borrower and the Subsidiary Guarantors is duly authorized to execute and deliver the Amendment Documents and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each of Borrower and the Subsidiary Guarantors has duly taken all corporate action necessary to authorize the execution and delivery of the Amendment Documents and to authorize the performance of its obligations hereunder.

       (c) The execution and delivery by each of Borrower and the Subsidiary Guarantors of the Amendment Documents, the performance by each of Borrower and the Subsidiary Guarantors of its obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of Borrower and each Subsidiary Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or any Subsidiary Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower or any Subsidiary Guarantor. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower or any Subsidiary Guarantor of the Amendment Documents.

       (d) When duly executed and delivered, each of the Amendment Documents and the Credit Agreement will be a legal and binding obligation of each of Borrower and the Subsidiary Guarantors, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

       (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1994 and the unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 1995 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since September 30, 1995, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                                    ARTICLE V.

                                   MISCELLANEOUS

       Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confined in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also and any reference in any Loan Document to any other document or instrument amended, renewed, extended or otherwise affected by any Amendment Document shall also refer to such Amendment Document. The execution, delivery and effectiveness of the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

       Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of the Amendment Documents and the performance hereof and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under the Amendment Documents and under the Credit Agreement.

       Section 5.3. GOVERNING LAW. The Amendment Documents shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

       Section 5.4. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

  IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                HECLA MINING COMPANY, Borrower



                                By:  /s/ John P. Stilwell
                                          ---------------------------------
                                     John P. Stilwell
                                     President-Finance and Treasurer



                                COLORADO AGGREGATE COMPANY OF NEW
                                MEXICO, INC., Subsidiary Guarantor



                                By:  /s/ J. Gary Childress
                                          ---------------------------------
                                     J. Gary Childress
                                     Vice President



                                KENTUCKY-TENNESSEE CLAY COMPANY,
                                Subsidiary Guarantor



                                By:  /s/ J. Gary Childress
                                          ---------------------------------
                                     J. Gary Childress
                                     Vice President



                                K-T FELDSPAR CORPORATION,
                                Subsidiary Guarantor



                                By:  /s/ J. Gary Childress
                                          ---------------------------------
                                     J. Gary Childress
                                     Vice President

                                MOUNTAIN WEST PRODUCTS, INC.
                                Subsidiary Guarantor



                                By:  /s/ Michael B. White
                                          ---------------------------------
                                     Michael B. White
                                     Vice President



                                EQUINOX RESOURCES INC.
                                Subsidiary Guarantor



                                By:  /s/ Michael B. White
                                          ---------------------------------
                                     Name:   Michael B. White
                                     Title:  Vice President



                                NATIONSBANK OF TEXAS, N.A.,
                                Agent and Lender



                                By:  /s/ David C. Rubenking
                                          ---------------------------------
                                     Name:   David C. Rubenking
                                     Title:  Senior Vice President



                                SEATTLE-FIRST NATIONAL BANK, Lender



                                By:  /s/ Joe Poole
                                          ---------------------------------
                                     Joe Poole, Vice President



                                BANK OF AMERICA, IDAHO, N.A., Lender




                                By:  /s/ John A. MacPhee
                                          ---------------------------------
                                     John A. MacPhee, Vice President

                                FIRST SECURITY BANK OF IDAHO, N.A.,
                                Lender



                                By:  /s/ Vicki Riga
                                          ---------------------------------
                                     Vicki Riga, Vice President





























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